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                                   SECURITIES
                             AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    January 13, 2004
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                           TransTechnology Corporation
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(Exact Name of Registrant     as Specified in Charter)


    Delaware                         1-7872                       95-4062211
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(State or Other                  (Commission                    (IRS Employer
Jurisdiction Of                   File Number)               Identification No.)
Incorporation)


    700 Liberty Ave, Union, New Jersey                              07083
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (908) 688-2440
                                                  ------------------------------

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(Former Name or Former Address,if Changed Since Last Report)

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ITEM 7.    Financial Statements and Exhibits.

          (c) Exhibits.

          Exhibit            Description
          -------            -----------

          99.1               Press Release issued January 15, 2004.


ITEM 9.   Regulation FD Disclosure.

On January 13, 2004, the board of directors of the Registrant received a follow-on report from the fact-finding firm, The Bradlau Group of Morristown, NJ, which it had retained to perform an independent process review and evaluation of the overhaul and repair operation of its Breeze-Eastern division. Following a review of that report, the Registrant has begun to implement a corrective action plan to address deficiencies identified in the overhaul and repair operation of its Breeze-Eastern division which implements recommendations contained in both the preliminary and follow-on reports of The Bradlau Group. The Press Release, attached hereto as Exhibit 99.1, describes the findings of the follow-on report and the principal details of the corrective action plan.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSTECHNOLOGY CORPORATION


                                      By:  /s/ Joseph F. Spanier
                                       ----------------------------------------
                                           Joseph F. Spanier, Vice President,
                                           Chief Financial Officer and Treasurer

Date: January 16, 2004


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